Exhibit 10.101

AMENDMENT

CALIFORNIACARE MEDICAL SERVICES AGREEMENT

This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, as of November 1, 1999 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Professional Care IP A Medical Group, Inc. (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.          BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement effective November 1, 1999 whereby PARTICIPATING MEDICAL GROUP is designated as a Participating Medical Group.  The forgoing agreement and any amendments thereto shall be referred to herein as the “Agreement”.

B.           Pursuant to Section 16.01 of the Agreement, the parties now desire to amend the Agreement as set forth below.

NOW, THEREFORE, IT IS AGREED:

I.            Section 4.02H(5) of the Agreement is deleted in its entirety and is hereby replaced with the following:

Members may directly access PARTICIPATING MEDICAL GROUP Physicians in the following specialties without the prior authorization of PARTICIPATING MEDICAL GROUP’s Utilization Management Program:

(a)   Dermatology

(b)   Allergy

(c)   Obstetrics/Gynecology

(d)   Ear, Nose and Throat

In addition to any other amounts due hereunder, PARTICIPATING MEDICAL GROUP shall receive a payment of *** PMPM (not adjusted for Member Age/Sex Factors or Benefit Plan Factors) for each Member assigned to PARTICIPATING MEDICAL GROUP who is entitled under the Member’s Benefit Agreement to direct access for all four of the above-mentioned specialities.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of the Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP Professional Care IP A Medical Group, Inc.

Signature:	/s/ Barry Ford	Signature:	/s/ Ed Rotan

Name:Barry Ford		Name:	Ed Rotan

Title:	Vice President	Title:	President
Network Development & Management

Date	12/13/99	Date	11/30/99